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                                                                   EXHIBIT 10.12

                                                              ___________, 1996

                           Re:      Option to Purchase Common Stock in
                                    Aristo International Corporation ("Aristo")

Dear _____________:

         This letter will confirm that _________ has an option to purchase ______ shares of Aristo common stock, $.001 par value per share, at an exercise price of $____ per share. The option exercise period shall be from the date hereof until __________________. As consideration for granting this option, _____________ shall pay Aristo $__________.

         In the event the option will not be exercised, __________________ may call for the option consideration to be returned at any time during the period beginning _____ days after the date hereof and ending on __________________.

         If the foregoing conforms to your understanding of our agreement, please sign one copy of this letter and return it to the undersigned. Retain the other copy for your records.

                                        Very truly yours,

                                        Mouli Cohen
                                        President and Chief Executive Officer

ACCEPTED AND AGREED TO:

By: ________________________